                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

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                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)

                             STEEL PARTNERS II, L.P.
                             WARREN G. LICHTENSTEIN
                            WEBFINANCIAL CORPORATION
                              HENRY PARTNERS, L.P.
                             MATTHEW PARTNERS, L.P.
                          HENRY INVESTMENT TRUST, L.P.
                             CANINE PARTNERS, L.L.C.
                                 DAVID W. WRIGHT
                               GERALD M. CZARNECKI
                               SUZANNE M. HOPGOOD
                                 WALLACE BARNES
                               ------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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            Steel Partners II, L.P.  ("Steel") is filing materials  contained in this Schedule 14A with the Securities and Exchange Commission in connection with the  solicitation of proxies in support of the election of the nominees of Steel to the Board of Directors of Del Global  Technologies  Corp.  (the "Company") at
the 2003 annual meeting of the stockholders of the Company  scheduled to be held on May 29, 2003, or any other meeting of stockholders held in lieu thereof,  and any adjournments, postponements, reschedulings or continuations thereof.

            Item 1: On May 8, 2003, Steel issued the following press release.

       STEEL PARTNERS II, L.P. DECLARES THAT DEL GLOBAL TECHNOLOGIES CORP.
            (DGTC.PK) CHOOSES TO IMPUGN THE CHARACTER, INTEGRITY AND
        REPUTATION OF STEEL RATHER THAN FOCUS ON THE REAL ISSUES AT HAND

            (New York,  NY - May 8, 2003) Steel  Partners II, L.P. has nominated four  independent  nominees  for election to the Del Global  Technologies  Corp.
Board of Directors at Del Global's annual meeting of stockholders  scheduled for
May 29,  2003.  Del Global has chosen to impugn  the  character,  integrity  and reputation of Steel Partners in order to distract  stockholders from focusing on the real issues at hand.  Acknowledging  the heated  atmosphere that an election contest can generate,  Warren  Lichtenstein,  Managing Partner of Steel Partners
noted that "despite the pressure Mr. Park, Del Global's CEO, may be feeling from disgruntled  stockholders,  it is incumbent  upon him to get his facts  straight when  communicating  with them. It is a disservice to stockholders for the Chief
Executive  Officer to put out false and  misleading  statements  in an effort to divert  attention  away from the real issues at hand.  These  statements are not only  patently  false,  but  have an air of  desperation  about  them  which  is unbecoming of the President and Chief Executive Officer of a public company."

            Mr.  Lichtenstein  continued,  "Steel  Partners'  nominees  are well respected and honorable members of the business community. Three of them have no prior  affiliation with us at all, and were in fact referred by the President of the National  Association  of Corporate  Directors.  To suggest that if elected, they would serve the interests of Steel Partners and not those of all Del Global stockholders  is  repugnant.  Our ownership  position (in sharp  contrast to the total  lack of  shares  owned by the  incumbent  Board and  management)  is your assurance  that we represent the interests of all  stockholders - and share with all  stockholders  the  goal  of  achieving  the  maximum  value  of our  mutual investment."

            Steel Partners is disappointed  with Del Global's  financial results over the last three years.  Steel  Partners  believes  that the complete lack of stockholder  representation  at Del Global has resulted in a series of Board and
management   actions  that  have  been   disastrous   for  Del  Global  and  its
stockholders. Consider the real issues at hand:

o     No stockholder meeting in over three years
o     Not a single elected director on the entire Board
o     Total lack of shares owned by incumbent Board and management
o     History of related party transactions
o     Del Global slow to implement "best practices" corporate governance - their recent changes appear to be mere "window dressing" and a response to Steel
      Partners' initiatives
o     Inability of stockholders to call special meetings
o     A poison pill in place that entrenches the incumbent Board and management
o     Excessive executive  compensation and compensation  arrangements unrelated to performance
o     Tax gross-up of Mr. Park's employment  agreement with respect to change in control payments

            Steel  Partners  urges Del  Global  stockholders  to  support  Steel
Partners'  efforts to establish an  independent  voice for  stockholders  at Del
Global by electing  Steel  Partners'  nominees.  "Del Global  stockholders  will decide on May 29th who will oversee their investment in Del Global.  We trust in their  collective  good sense and in the election  process and we are  confident that they will make the right choice," Mr. Lichtenstein concluded.

                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

            STEEL PARTNERS II, L.P. ("STEEL  PARTNERS") HAS FILED WITH THE SEC A
PROXY STATEMENT  DATED APRIL 29, 2003  SOLICITING  VOTES FOR THE ELECTION OF ITS
NOMINEES AT THE ANNUAL MEETING OF STOCKHOLDERS OF DEL GLOBAL  TECHNOLOGIES CORP.
(THE "COMPANY")  SCHEDULED FOR MAY 29, 2003. STEEL PARTNERS STRONGLY ADVISES ALL
STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AS IT CONTAINS IMPORTANT
INFORMATION.  SUCH PROXY  STATEMENT  IS  AVAILABLE AT NO CHARGE ON THE SEC'S WEB
SITE AT  HTTP://WWW.SEC.GOV.  IN ADDITION,  THE PARTICIPANTS IN ANY SOLICITATION
WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS
FOR COPIES SHOULD BE DIRECTED TO THE  PARTICIPANTS'  PROXY SOLICITOR,  INNISFREE
M&A   INCORPORATED,   AT  ITS  TOLL-FREE  NUMBER:   888-750-5834.   DETAILED
INFORMATION  REGARDING  THE IDENTITY AND  INTERESTS  OF  INDIVIDUALS  WHO MAY BE
DEEMED  PARTICIPANTS  IN THE  SOLICITATION  OF  PROXIES  RELATING  TO THE ANNUAL
MEETING IS AVAILABLE IN THE PROXY STATEMENT FILED BY THE  PARTICIPANTS  WITH THE
SEC.

Contact:  Michael Brinn
          Innisfree M&A Incorporated
          Telephone:  212-750-8253